UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 20, 2015
(Date of earliest event reported)

CSAIL 2015-C1 Commercial Mortgage Trust
(Exact name of issuing entity)

Column Financial, Inc.
MC-Five Mile Commercial Mortgage Finance LLC
The Bancorp Bank
BSPCC Lender L.L.C.
(Exact name of sponsor as specified in its charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-199921-01	13-3320910
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Exhibit 4.1 of the registrant’s Form 8-K filed on March 20, 2015, attaching, among other things, the Pooling and Servicing Agreement (as defined below), is hereby restated in its entirety by the final correct version the Pooling and Servicing Agreement (as defined below) attached hereto as Exhibit 4.1.

On March 20, 2015, Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2015-C1 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Registrant”), KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,054,241,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Wells Fargo Securities, LLC ( “WFS” and, together with Credit Suisse, the “Underwriters”), pursuant to an Underwriting Agreement,  dated March 6, 2015, among the Registrant, Column Financial, Inc. and Credit Suisse for itself and on behalf of WFS.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1
Pooling and Servicing Agreement (Corrected copy; Pooling and Servicing Agreement, dated as of March 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor, replaces, in its entirety, the Pooling and Servicing Agreement filed on March 20, 2015 under Item 9.01, Exhibit 4.1, pursuant to Form 8-K, dated March 20, 2015).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2015	CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. By:/s/ Charles Y. Lee Name: Charles Y. Lee Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement (Corrected copy; Pooling and Servicing Agreement, dated as of March 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor, replaces, in its entirety, the Pooling and Servicing Agreement filed on March 20, 2015 under Item 9.01, Exhibit 4.1, pursuant to Form 8-K, dated March 20, 2015).
(E)